Brown & Wood llp
                            One World Trade Center
                             New York, N.Y. 10048
                           Telephone: (212) 839-5300
                           Facsimile: (212) 839-5599
                             Writer's Direct Dial
                                (212) 839-5394

                                                            September 15, 1999

VIA ELECTRONIC FILING

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Attention:  Division of Investment Management

         Re:      Japan OTC Equity Fund, Inc.
                  Registration Statement on Form N-2
                  Proposed Common Stock Rights Offering

Ladies and Gentlemen:

         On behalf of Japan OTC Equity Fund, Inc. (the "Fund"), transmitted herewith for filing with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), and the Investment Company Act of 1940, as amended (the "Investment Company Act"), is the Fund's Registration Statement on Form N-2, including the exhibits thereto (the "Registration Statement"), relating to the offering of additional shares of the Fund's common stock, with a par value of $0.10 per share (the "Common Stock"), pursuant to a proposed rights offering.

         Prior to this filing, a wire transfer in the amount of $13,345.63 in payment of the registration fee was made to the Commission's designated lockbox at Mellon Bank in Pittsburgh, Pennsylvania.

         This filing is intended to comply with Rule 421 under the Securities Act. In that regard, the front and back Cover Pages, Prospectus Summary and Risk Factors and Special Considerations sections of the Prospectus constituting Part A of the Registration Statement are written using "Plain English" principles.

         To the extent the staff of the Division of Investment Management (the "Staff") determines to review this filing, in Investment Company Act Release No. 13768 (February 15, 1991) (the "Release"), the Division of Investment Management announced review procedures for investment companies providing for expedited cursory or partial review of investment company registration statements, in the discretion of the Staff, if certain conditions are met. The Release requests that information be furnished to the Staff concerning the extent to which the current filing contains disclosure information that is similar to information contained within filings of the same complex that previously were reviewed by the Commission.

         In that regard, reference is made to the Fund's Registration Statement on Form N-2 (the "1994 Registration Statement") (File Nos. 33-78030, 811-05992) relating to the Fund's Common Stock, which was reviewed by the Staff and was declared effective by the Commission on June 2, 1994. The 1994 Registration Statement contains substantially similar information as that set forth in the Registration Statement (updated for certain non-material changes and to provide current financial information) with respect to the following matters:

Prospectus Summary
------------------

-        The Japanese OTC Market
-        Management and Investment Advisory Arrangements
-        Risk Factors and Special Considerations--Foreign Market Risk
- Risk Factors and Special Considerations--Investing in Japan and the Japanese OTC Market
-        Risk Factors and Special Considerations--Market Risk
-        Risk Factors and Special Considerations--Currency Hedging Transactions
-        Risk Factors and Special Considerations--Non-diversification
-        Risk Factors and Special Considerations--Anti-takeover Provisions

Prospectus
----------

-        Financial Highlights
-        The Fund
-        Market and Net Asset Value Information
-        Risk Factors and Special Considerations--The Japanese OTC Market
-        Risk Factors and Special Considerations--Investment in Japan
-        Risk Factors and Special Considerations--Political and Economic Factors
-        Risk Factors and Special Considerations--Exchange Rate Fluctuations
-        Risk Factors and Special Considerations--Political and Economic Factors
-        Risk Factors and Special Considerations--Portfolio Securities
-        Risk Factors and Special Considerations--Japanese OTC Market
         Corrections
-        Risk Factors and Special Considerations--Operating Expenses
-        Risk Factors and Special Considerations--Net Asset Value Discount
-        Risk Factors and Special Considerations--Non-Diversified Status
- Risk Factors and Special Considerations--Certain Provisions of the Articles of Incorporation
-        Portfolio Composition
-        Investment Objective and Policies
-        The Japanese OTC Market
-        Japanese OTC Market Index & Nikkei Average Comparison
-        Investment Restrictions
-        Dividend and Distributions
-        Taxes
-        Directors and Officers
-        Management and Investment Advisory Arrangements
-        Portfolio Transactions
-        Japanese Foreign Investment and Exchange Control Laws
-        Dividend Reinvestment Plan
-        Net Asset Value
-        Capital Stock
-        Custodian
-        Transfer Agent, Dividend Disbursing Agent and Registrar
-        Legal Opinions
-        Experts
-        Available Information
-        Financial Statements
-        Appendix I--Hedging Foreign Currency Risks

         With regard to the Prospectus section captioned "Risk Factors and Special Considerations--Year 2000," reference is made to the Registration Statement on Form N-1A of Nomura Pacific Basin Fund, Inc. (the "NPBF Registration Statement") (File Nos. 2-96612, 811-4269) relating to that fund's shares of common stock, which was became effective on July 30, 1999 pursuant to Rule 485(b) under the Securities Act. The NPBF Registration Statement contains substantially identical information to that set forth in the Registration Statement under the caption captioned "Risk Factors and Special Considerations--Year 2000." The Fund and Nomura Pacific Basin Fund, Inc. are funds in the same Fund Complex.

         As John MacKinnon of this firm recently discussed with Mr. Michael Shaffer of the staff, the disclosure concerning both the terms of the rights offering, and the considerations relating to such offering, is substantially similar to the information in the Registration Statement on Form N-2 (the "Alliance Registration Statement") (File Nos. 333-77839, 811-08702) relating to the offering by Alliance All-Market Advantage Fund of additional shares of that fund's shares of common stock pursuant to a rights offering. The Commission in June 1999 declared the Alliance Registration Statement, which had been reviewed by the Staff, effective. In accordance with the discussion with Mr. Shaffer, we are able to confirm that the Alliance Registration Statement contains substantially similar information to that set forth in the Alliance Registration Statement with respect to the following matters:

Prospectus Summary
------------------

-        Purpose of the Offer
-        Important Terms of the Offer
-        Over-Subscription Privilege
-        Important Dates to Remember
-        Non-transferability of Rights
-        Method of Exercising Rights
-        Offering Fees and Expenses
-        Foreign Restrictions
-        Use of Proceeds
-        Information Agent
-        Information Regarding the Fund
- Risk Factors and Special Considerations--Dilution--Net Asset Value and Non-Participation in the Offer
-        Risk Factors and Special Considerations--Net Asset Value Discount
-        Risk Factors and Special Considerations--Year 2000

Prospectus
----------

-        Cover Page
-        Fee Table
-        Use of Proceeds
-        The Offer
- Risk Factors and Special Considerations--Dilution--Net Asset Value and Non-Participation in the Offer

         It is contemplated that the Fund's proposed rights offering will be structured in a manner substantially identical to the rights offering for Alliance All-Market Advantage Fund, Inc. For example, it is presently contemplated that the Fund's Board of Directors will approve the following transaction structure relating to the Fund's proposed rights offering (the same structure utilized in the Alliance All-Market Advantage Fund, Inc. rights offering): (i) shareholders will receive the right to subscribe for one new share of Common Stock for every three rights that they receive, (ii) the rights will be non-transferable, and (iii) the subscription price will be determined by formula. Although the Fund and Alliance All-Market Advantage Fund, Inc. are not in the same Fund Complex, the Fund nonetheless believes that the Registration Statement sections delineated above should require only expedited cursory or partial review because those sections contain disclosure information that is substantially identical to information contained within the filings for a rights offering conducted only a few months earlier that was structured substantially identical to the Fund's proposed rights offering.

         In light of the substantial similarity between the Registration Statement and those previously reviewed by the Staff, we respectfully request expedited cursory or partial review of the Registration Statement by the Staff. Since the contemplated offering may be affected by changes in market conditions and the Fund desires to commence its rights offering on or about October 19, 1999, we would appreciate any comments you may have prior to that date.

         The Fund believes that the presentation of information in the Prospectus and the Prospectus Summary contained therein provides a "clear, concise, and understandable" explanation of the Fund's policies and, to the extent possible given the relatively detailed nature of the proposed rights offering, avoids "the use of technical or legal terms, complex language, or excessive detail" as required by Part A of General Instructions to Form N-2.

         Should you have any questions relating to this filing either to the undersigned at (212) 839-5394 or to John A. MacKinnon of this firm at (212) 839-5534. Thank you for your attention to this filing.

                               Very truly yours,


                               Robert J. Borzone, Jr.

Transmission

cc:      John F. Wallace, Nomura Asset Management U.S.A. Inc.